UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-5833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

Item 1. Report to Shareholders

Institutional International Growth Equity Fund	October 31, 2011

Highlights

• International stock markets were volatile and declined sharply in the final six months of the reporting period.

• Your fund performed in line with its benchmark index and outperformed its Lipper peer group average for the year ended October 31, 2011.

• Our investment focus remains on companies with durable franchises that can grow their earnings and cash flow at a double-digit rate over the long term.

• Our research continues to uncover attractive growth opportunities across a broad array of international stock markets, and we remain especially encouraged by the prospects for emerging markets.

The views and opinions in this report were current as of October 31, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional International Growth Equity Fund

Dear Investor

Global stock markets suffered violent swings during the past six months as investors reacted to a range of macroeconomic and political problems. Sharp declines in the second half of the fiscal year resulted in losses for the 12-month period. Through the turmoil, we stuck to our disciplined stock selection process and maintained our focus on generating long-term outperformance. The portfolio remains broadly diversified across regions, countries, and sectors, and our goal is to own companies with the best growth opportunities.

Performance Review

The Institutional International Growth Equity Fund returned -4.30% for the year ended October 31, 2011. As shown in the Performance Comparison table, the portfolio and international stocks overall were sharply lower in the second half of our fiscal year. Our performance versus the MSCI index benefited from stock selection and allocation decisions, which were especially good in the information technology and materials sectors in both periods. However, stock selection in consumer staples hurt our comparison with the benchmark. The portfolio’s largest sector allocations—financials and consumer discretionary—were significant absolute performance detractors.

From a regional perspective, our holdings in the Europe ex-UK region helped the most in our comparison with the MSCI All Country World ex-U.S.A. Index for the past six and 12 months. Although the Pacific ex-Japan region aided relative performance in the last six months, the region was the largest detractor for the year. Stock selection in Latin America detracted from returns in both periods. Overall, the portfolio’s overweight in emerging markets—accounting for about 30% of the portfolio—hurt relative returns.

Portfolio Strategy

Our unwavering investment philosophy is to buy and hold high-quality growth companies with a competitive advantage in their respective markets. The fund focuses on long-term performance and shuns fad investments and momentum trading. We believe that, over the long term, stock prices move with earnings and cash flow growth, meaning simply that if a company grows free cash flow by 15% a year, its stock should appreciate at roughly the same rate. We search for companies we think can generate double-digit earnings growth over time by participating in expanding markets, taking market share, or improving profitability faster than sales. We think that if we can find those companies and pay a fair price for their stock, we can compound absolute returns at double-digit levels and provide solid long-term relative results.

We work with T. Rowe Price’s specialized industry analysts and other portfolio managers to find companies that fit these criteria. We look for the best stocks wherever we may find them rather than employing a regional, country, or sector focus. While we are mindful of the broad economic conditions in regions and countries, the portfolio’s composition is primarily determined by individual stock considerations.

At this time, our investment decisions are being shaped by the following views:

• Economies are slowing in most regions.

• Interest rates have remained low in mature markets and appear to have peaked in many developing markets.

• Consumer spending in emerging markets should continue to be a strong global growth driver.

• The turmoil in Greece and the resultant contagion in other European countries may not be resolved during the next 12 months and will slow growth for companies that operate in the region.

• Financial firms, especially banks, are likely to face higher capital requirements, which will undoubtedly mean more regulation and lower return on equity.

• Government policy decisions are increasingly affecting our investment decisions.

I would like you to reread the last bullet point above. I considered boldface type or all capital letters for emphasis because at no time in my investment experience has the statement been truer. Each morning I wake up and search for news relating to what Greek officials did, what Italy’s prime minister said, and how I should read the subtle changes in Chinese housing and lending policies. I think the investing environment in 2008 was much worse than it is today, mostly because the “toxic assets” then were real and permeated bank balance sheets. Today’s toxicity is somewhat different because while there is potential for bad things to happen (think scuba diver in murky shark-infested water), they haven’t happened yet. The danger is certainly looming, and it is a very real factor for investors.

I firmly believe that good investors can make good decisions within the context of some uncertainty. However, at this time, uncertainty is unusually high. The range of possible outcomes for the global economy is wide, and an unfavorable policy decision will be dealt swift punishment from the markets.

We think that governments in mature markets will choose to curb spending and raise taxes to subsidize their lack of will (or intestinal fortitude) to alter past promises—including health care, pensions, and other benefits. Although the spending reductions will, in the end, likely crimp corporate earnings and cash flow, declining inflation should result in lower interest rates that could support higher valuations for those firms that can grow or navigate well during the slowdown.

Market Environment

Equity markets have been exceptionally volatile in recent months as multiple concerns surfaced and intensified to challenge investors’ resolve. As the year progressed, fiscal imbalances and political stalemates within the developed world were brought to the forefront of investors’ minds, with the risk of a European sovereign default weighing heavily on riskier investments (including cyclical, emerging markets, and higher-beta stocks). Separately, signs that the economic recovery has stalled, combined with lowered corporate earnings estimates, have compounded a sense of fear and uncertainty.

We are clearly in the midst of a transition from a rapid profit growth environment to a considerably more muted earnings environment. Indeed, recent market declines have already priced in a meaningful earnings recession despite signs that demand has not collapsed as it did in 2008. Investors’ lack of confidence in the durability of corporate earnings led to a severe market sell-off in the third quarter and heavy selling of riskier assets. Optimism about the prospects for a solution to the European debt crisis led to a snapback rally in October, but it was too little, too late to recoup the losses in the prior five months.

This is undoubtedly a challenging economic and investing environment, but if we look beyond the political issues, there are a number of positives. For example, banks are much better capitalized, companies’ cost bases are lean, and corporations have not overinvested during the recovery phase, in part given the short time frame since the last recession. Perhaps most importantly, equity valuations are low, as evidenced by price-to-earnings and price-to-book ratios and prospective dividend yields. Stock dividend yields are, in many cases, above long-term government bond yields, which historically has been a reliable indicator that equity markets are oversold. On the negative side, it seemed that risk aversion at times overwhelmed all assessments of longer-term fundamental strength.

Portfolio Review

The consumer staples sector held up well during the 6- and 12-month periods in the face of heightened volatility. In general, investors view the companies in the sector as more conservative and less economically sensitive than the broad market because the group’s cash flow, revenue, and income stream tends to be somewhat predictable. Although the portfolio benefited from its overweight allocation, stock selection hurt our comparison with the benchmark in both periods.

Our best performers in the sector in the last six months were Hengan International Group, a Chinese personal products manufacturer, and Jeronimo Martins, a food and staples retailer with operations in Portugal and a solid presence in Poland. We like the near- and long-term prospects for both companies. Danish beer maker Carlsberg, which we purchased less than a year ago, and Belgium’s Anheuser-Busch InBev were among the portfolio’s poorest performers in the six-month period. Carlsberg now faces regulation and taxation issues in Russia, which have hurt demand and profitability this year. We think the company is a good value and the market should improve from currently depressed levels. We added to our holdings in the past six months and will likely add more if the stock experiences further weakness. Anheuser-Busch’s margins were crimped by rising costs, which could remain an issue in the near term, but longer term we think both companies are solid and can be good performers. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

United Spirits also fell due to rising molasses and sugar prices. Initially, we thought that we would hold the Indian beverage maker’s stock through what we believed was a period of temporary weakness and its share price would rebound as costs retreated. However, we anticipated neither that competition would intensify to the extent it has nor that the company would spend as aggressively as it did on marketing. We decided to liquidate our position based on management’s capital allocation decisions relating to deferring revenues from a recent acquisition. We came to the conclusion that revenues and earnings could remain impaired for the next several years.

The fund benefited from stock selection and its overweight allocation in the information technology sector. Our tech holdings were modest absolute contributors in the past six months, while the benchmark and technology holdings in the index posted double-digit declines. Longtime holding ASML was a top portfolio contributor for the 6- and 12-month periods, and Baidu, the leading Chinese search engine, performed well in the Internet software and services segment. We added to our position in South Korea-based Samsung Electronics over the year, and it was a standout performer in both periods. The company improved its market position as the dominant provider of semiconductor chips and memory products, and its smartphones continue to sell extremely well. Samsung and Baidu, our two largest holdings in the technology sector, were among our best performers for the year. Tencent Holdings and Sina, stellar performers in prior periods, gave back some of their gains in the last six months. However, both were solid contributors for the year.

Financials, the portfolio’s largest sector allocation, were among its largest absolute performance detractors in the past six months and for the year. Although our below-benchmark allocation helped our comparison with the MSCI index, stock selection hurt the fund’s relative results. Our commercial bank holdings were punished by the negative news surrounding the sector. The fund’s largest holding is Brazil’s Itau Unibanco. The stock declined due to the severity of the credit cycle and in tandem with the steep losses in Brazil’s market during the reporting period. The company’s earnings are growing but have not improved as fast as the market expected. Despite poor performance, we still think it is a great long-term growth company. We thought the stock was a great buy at 11 times next year’s expected earnings, and after the sell-off, it trades at less than eight times forecasted per share earnings. We like its solid balance sheet and superior growth prospects. Similarly, we own a large stake in Banco Santander Brasil. Although its balance sheet is not as pristine as Itau’s, we believe that there is stronger upside earnings potential. We view Brazil as one of the best growth markets in the world and added to our positions as the market declined over the past six months.

We took advantage of market weakness to add to our holdings in China Construction Bank and UK-based Standard Chartered. We also established positions in Hong Kong-based Hang Lung Properties in the real estate development segment, and BM&F Bovespa (BM&F is the Brazilian Mercantile and Futures Exchange).

Our consumer discretionary holdings account for almost 18% for the portfolio—about double the allocation in the MSCI benchmark—because that is where we are finding what we believe are the best growth companies. Right now, we are finding more of these kinds of companies in the consumer discretionary sector than anywhere else. The portfolio benefited from stock selection in the sector during the last six months, and our overweight allocation contributed to relative returns for the past six months and the year.

Specialty retailer Gome Electrical Appliances was a portfolio addition and the best performer among our consumer discretionary holdings in the last six months. We think of it as the Chinese version of Best Buy. The appliance retailer is transitioning from a consignment vendor to a structure where it owns its inventory. This has improved profit margins, and the company is taking market share. We believe Gome can generate 15% to 20% earnings growth per year for the next five to 10 years based on the housing growth in China. We like retailers because, if a concept is working and a company expands into new markets, we are able to assess with a reasonable amount of confidence the company’s return on newly invested capital. Belle International Holdings was another recent portfolio addition that performed well in the past six months. The company is the leading Chinese women’s shoe and footwear retailer, with more than 12,000 outlets. In addition to manufacturing, distributing, and selling its own brands, the company markets sportswear from market leaders including Nike, Adidas, Puma, Converse, and Reebok.

We refer to our recent purchases of BMW and Adidas as plays on Chinese “aspirational luxury” goods. This refers to consumers across emerging markets, and especially in China, who demand and will pay top dollar for top-of-the-line luxury brand-name goods. For example, a BMW or a high-end Audi sells for significantly more in China than it does in the U.S. because demand is greater. We see the “new” middle class in China as very material, and luxury goods are one of the ways that they can express their wealth. Both stocks generated solid results in the past six months.

Media holdings were our poorest performers in the consumer discretionary sector, and WPP was among the fund’s worst performers for the past six and 12 months. The UK-based company has a global reach in media advertising, which suffered as companies curbed spending. British Sky Broadcasting, a pay-television broadcaster and Internet services provider similarly endured large losses in the past six months—News Corp. canceled its takeover bid and the stock tumbled—but BSkyB, as we call it, was one of the portfolio’s top contributors for the year. We like the company’s assets and its business prospects and added to our position during the past six months.

Investment Outlook

We believe that near-term market performance will be shaped by policy decisions. We expect policymakers to focus on debt reduction in mature markets, which will inevitably cause global growth to slow. It could also hurt growth in emerging markets, but we believe that growth in these economies will remain more robust than in mature markets. If extreme events can be avoided, stocks should move higher as many companies are performing well, continue to report solid revenues and earnings, and have great balance sheets. In our view, stocks are currently priced at reasonable, if not cheap, valuations.

We remain optimistic about the companies in our portfolio as most of them are poised to benefit from growth in emerging countries. As always, our focus is on owning companies that generate strong free cash flow and have seasoned management teams—these are the companies that should be best equipped to navigate choppy waters. With political decisions increasingly shaping market movements, we expect a great deal of volatility around the myriad possible outcomes. We will continue to look for opportunities to invest within the extreme views as neither represents our base case.

Respectfully submitted,

Robert W. Smith
Chairman of the Investment Advisory Committee

November 14, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI All Country World ex-U.S.A. Index: An index that measures equity market performance of developed and emerging countries, excluding the U.S.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its reported earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional International Growth Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional International Growth Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional International Growth Equity Fund
October 31, 2011

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/11	Value 10/31/10
T. Rowe Price Reserve Investment Fund, 0.10%	¤	¤	$ 3^	$ 2,345	$ 2,340
Totals			$ 3	$ 2,345	$ 2,340

¤ Purchase and sale information not shown for cash management funds.

^Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 3.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$2,345
Dividend income	3
Interest income	–
Investment income	$ 3
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional International Growth Equity Fund
October 31, 2011
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $62,871)	$	69,545
Receivable for investment securities sold		699
Foreign currency (cost $141)		140
Dividends receivable		136
Cash		50
Other assets		651
Total assets		71,221
Liabilities		
Obligation to return securities lending collateral		1,079
Payable for investment securities purchased		137
Investment management fees payable		19
Due to affiliates		10
Other liabilities		513
Total liabilities		1,758
NET ASSETS	**$**	**69,463**
Net Assets Consist of:		
Undistributed net investment income	$	1,093
Accumulated undistributed net realized loss		(14,968)
Net unrealized gain		6,691
Paid-in capital applicable to 3,898,376 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		76,647
NET ASSETS	**$**	**69,463**
NET ASSET VALUE PER SHARE	**$**	**17.82**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional International Growth Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional International Growth Equity Fund
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional International Growth Equity Fund
October 31, 2011

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional International Growth Equity Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on September 7, 1989. The fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/ loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on October 31, 2011:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2011, approximately 28% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On October 31, 2011, the value of cash collateral investments was $1,079,000, and the value of loaned securities was $998,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $41,583,000 and $36,633,000, respectively, for the year ended October 31, 2011.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. Reclassifications between income and gain relate primarily to the character of net currency losses and the character of income on passive foreign investment companies. For the year ended October 31, 2011, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended October 31, 2011 and October 31, 2010, totaled $966,000 and $1,200,000, respectively, and were characterized as ordinary income for tax purposes. At October 31, 2011, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the year ended October 31, 2011, the fund utilized $5,703,000 of capital loss carryforwards. The fund’s available capital loss carryforwards as of October 31, 2011, all expire in fiscal 2017. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized in future fiscal years may be carried forward for an unlimited period of time but must be used before capital loss carryforwards with expiration dates. Accordingly, it is possible that a substantial portion of the fund’s current capital loss carryforwards could expire unused.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2011, the fund had no deferred tax liability attributable to foreign securities and $3,713,000 of foreign capital loss carryforwards, including $3,195,000 that expire in 2012, $35,000 that expire in 2013, $32,000 that expire in 2016, $197,000 that expire in 2017, $122,000 that expire in 2018, $62,000 that expire in 2019 and $70,000 that expire in 2020.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into subadvisory agreements with T. Rowe Price International Ltd and T. Rowe Price Singapore Private Ltd., wholly owned subsidiaries of Price Associates, to provide investment advisory services to the fund; the subadvisory agreements provide that Price Associates may pay the subadvisors up to 60% of the management fee that Price Associates receives from the fund. The fund was previously managed by T. Rowe Price International, Inc. (Price International), which was merged into its parent company, Price Associates, effective at the close of business on December 31, 2010. Thereafter, Price Associates assumed responsibility for all of Price International’s existing investment management contracts, and Price International ceased all further operations. The corporate reorganization was designed to simplify Price Group’s corporate structure related to its international business and was intended to result in no material changes in the nature, quality, level, or cost of services provided to the T. Rowe Price funds.

The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 29, 2012. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 28, 2012. Pursuant to this agreement, management fees in the amount of $262,000 were waived during the year ended October 31, 2011. Including these amounts, management fees waived in the amount of $516,000 remain subject to repayment by the fund at October 31, 2011.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended October 31, 2011, expenses incurred pursuant to these service agreements were $122,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and Shareholders of T. Rowe Price Institutional International Growth Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional International Growth Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds Inc., hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2011

Tax Information (Unaudited) for the Tax Year Ended 10/31/11

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $176,000 from short-term capital gains.

For taxable non-corporate shareholders, $1,332,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $10,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $1,332,000 and foreign taxes paid of $108,000.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate home-page. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During
Year Elected	the Past Five Years

William R. Brody (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey (1940)	Retired
2006

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
1991	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Director and Member of the Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
1989

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2006

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
2001	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc.
(2010 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 130 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During
Price Portfolios Overseen]	the Past Five Years

Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [130]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International;
Chief Executive Officer, Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman
of the Board, all funds

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment
2006 [74]	Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Christopher D. Alderson (1962)	Director and President–International Equity, T. Rowe Price International;
President	Company’s Representative, Director, and Vice President, Price Hong Kong;
Director and Vice President, Price Singapore; Vice President, T. Rowe Price
Group, Inc.

Paulina Amieva (1981)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Oliver Bell, IMC (1969)	Vice President, T. Rowe Price International; formerly Head of Global
Executive Vice President	Emerging Markets Research, Pictet Asset Management Ltd. (to 2011);
Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

José Costa Buck (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Richard N. Clattenburg, CFA (1979)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Vice President	Analyst, Soros Fund Management (to 2006)

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe
Vice President	Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust
Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	International

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Leigh Innes, CFA (1976)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Randal Spero Jenneke (1971)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Senior Portfolio Manager, Australian Equities (to 2010)

Kris H. Jenner, M.D., D.Phil. (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	International

Yoichiro Kai (1973)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Japanese Financial/Real Estate Sector Analyst/Portfolio Manager,
Citadel Investment Group, Asia Limited (to 2009); Research Analyst,
Japanese Equities and Sector Fund Portfolio Manager, Fidelity Investments
Japan Limited (to 2007)

Andrew J. Keirle (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Ian D. Kelson (1956)	President–International Fixed Income, T. Rowe Price International; Vice
Executive Vice President	President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J. Lawrence (1970)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Anh Lu (1968)	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.
Vice President

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly
Vice President	Research Analyst and Co-portfolio Manager, Taurus Asset Management
(to 2006) and Onex Public Markets Group (to 2006)

Jonathan H.W. Matthews, CFA (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Analyst, Pioneer Investments (to 2008)

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe Price Group, Inc.
Vice President

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President	International, and T. Rowe Price Trust Company

Joshua Nelson (1977)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

Jason Nogueira, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; Vice President, Price Hong Kong, Price
Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
International

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Frederick A. Rizzo (1969)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International;
Vice President	formerly Analyst, F&C Asset Management (London) (to 2006)

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Executive Vice President

Sebastian Schrott (1977)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Assistant Treasurer and Vice President, T. Rowe
Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Jonty Starbuck, Ph.D. (1975)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Christopher S. Whitehouse (1972)	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,632,000 and $1,429,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 16, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	December 16, 2011